Exhibit 32.2

     Certification pursuant to Rule 13a-14(b) or 15d-14(b) of the Securities
                     Exchange Act of 1934 and 18 U.S.C. 1350

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In connection with the quarterly report on Form 10-QSB of ELECTRONIC SENSOR
TECHNOLOGY, INC. (the "Company") for the period ended March 31, 2006 (the "Report"), I, Francis Chang, Secretary and Vice President of Finance and Administration, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 11, 2006                             /s/ Francis Chang
                                                --------------------------------
                                                Francis Chang
                                                Secretary and Vice President of
                                                Finance and Administration